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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 30, 2005

                              EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                       0-25226                    22-3285224
------------------               -------------              -------------------
 (State Or Other                  (Commission                (IRS Employer
 Jurisdiction Of                  File Number)              Identification No.)
  Incorporation)

                   9 Entin Road, Parsippany, New Jersey 07054
                   ------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

On November 30, 2005, the staff of The American Stock Exchange ("AMEX") notified Emerson Radio Corp. ("Emerson") that it is not in compliance with the audit committee composition requirements set forth in Section 121(B)(2) of the Amex Company Guide (the "Company Guide") due to Emerson's failure to maintain an audit committee of at least three directors, each of whom satisfies the independence standards specified in Section 121A and Rule 10A-3 under the Securities and Exchange Act of 1934. As a result of the untimely death of Robert
H. Brown, Jr., a former director and audit committee member of Emerson, in August 2005, Emerson's Audit Committee consists of only two directors, each of whom satisfies the audit committee independence standards.

The AMEX notice requires that Emerson take prompt corrective action to resolve its audit committee deficiency and regain compliance with AMEX requirements by March 1, 2006. Emerson intends to promptly take all necessary actions to regain compliance with the AMEX requirements by the March 1, 2006 deadline. Emerson's common stock continues to trade on AMEX.

The AMEX staff has determined not to apply the continued listing evaluation and follow-up procedures specified in Section 1009 of the Company Guide. Failure to resolve the continued listing deficiency described above within the specified time frame, or subsequent failure to comply with any other continued listing requirements will result in the staff of AMEX assessing Emerson's continued listing eligibility, including, as applicable, the application of the continued listing evaluation and follow-up procedures specified in Section 1009 of the Company Guide, and/or the initiation of delisting proceedings.

On December 5, 2005, Emerson issued a press release disclosing the receipt of the AMEX notice, a copy of which is attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:

         Exhibit 99.1 - Press release dated December 5, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EMERSON RADIO CORP.


                                      By: /s/ Guy A. Paglinco
                                         -----------------------------------
                                           Name:  Guy A. Paglinco
                                           Title: Vice President and Chief
                                                  Financial Officer

Dated:  December 5, 2005










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